UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                        AMENDMENT NO. 1 TO CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 August 16, 2006
                Date of report (Date of earliest event reported)

                               MedSolutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

              Texas                       0-32995                75-2531556
(State or Other Jurisdiction of         (Commission            (IRS Employer
         Incorporation)                 File Number)         Identification No.)


                 12750 Merit Drive, Park Central VII, Suite 770
                               Dallas, Texas 75251
              (Address of Principal Executive Offices and Zip Code)

                                 (972) 931-2374
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

     On August 21, 2006, MedSolutions, Inc., a Texas corporation (the "Company"), acquired SteriLogic Waste Systems, Inc., a Pennsylvania corporation ("SteriLogic") located in Syracuse, New York, as previously reported in the Company's Quarterly Report on Form 10-QSB filed August 21, 2006. SteriLogic is a regulated medical waste management company that provides the collecting, transporting and disposal of regulated medical waste in addition to providing reusable sharps container programs to its customers who are primarily located in the states of New York and Pennsylvania. SteriLogic also designs, manufactures and markets reusable sharps containers to medical waste service providers who provide reusable sharps container programs to their medical waste customers.

     On August 25, 2006, the Company filed a Current Report on Form 8-K (the "Current Report") to report, among other things, the acquisition of SteriLogic. The purpose of this Amendment No. l to the Current Report is to file the financial statements and pro forma information required by Item 9.01 of Form 8-K.

(a)  Financial Statements.

     Report of Independent Auditors

     Statement of Net Assets Available for Sale as of December 31, 2005 and June 30, 2006

     Statement of Revenues and Operating Expenses from January 1, 2005 through December 31, 2005 and January 1, 2006 through June 30, 2006

     Statement of Cash Flows from January 1, 2005 through December 31, 2005 and January 1, 2006 through June 30, 2006

     Notes to the Financial Statements.

(b)  Pro Forma Financial Information

     Overview

     Condensed Consolidated Balance Sheet (unaudited) as of June 30, 2006.

     Pro Forma Condensed Consolidated Statement of Operations (unaudited) for the twelve and six months ended December 31, 2005 and June 30, 2006, respectively.

     Notes  to  the  Unaudited  Pro  Forma  Condensed   Consolidated   Financial
     Information

(d)  Exhibits

     2.1 Merger Agreement and Plan of Reorganization dated as of August 16, 2006 by and between MedSolutions, Inc., SteriLogic Acquisition Subsidiary, Inc. and SteriLogic Waste Systems, Inc. (filed as Exhibit
          10.50 to the Company's Quarterly Report on Form 10-QSB on August 21, 2006, and incorporated hereby in reference).

                               MedSolutions, Inc.
                          Index to Financial Statements

                                                                            Page
                                                                            ----

Financial Statements of SteriLogic Waste Systems, Inc                          4

  Report of Independent Public Accounting Firm                                 5

  Statement of Net Assets Available for Sale as of December 31, 2005
    and June 30, 2006                                                          6

  Statement of Revenues and Operating Expenses from January 1, 2005
    through December 31,2005 and January 1, 2006 through June 30, 2006         7

  Statement of Cash flows from January 1, 2005 through December 31, 2005
    and January 1, 2006 through June 30, 2006                                  8

  Notes to Financial Statements                                             9-11

Pro forma Financial Information

  Overview to Pro forma Condensed Consolidated Financial Information          12

  Condensed Consolidated Balance Sheet (unaudited) as of June 30, 2006        13

  Pro forma Condensed Consolidated Statement of Operations
    (unaudited) for the twelve and six months ended December 31, 2005
    and June 30, 2006 respectively.                                           15

  Notes to Unaudited Pro forma Condensed Consolidated Financial
    Information                                                               18

Signatures                                                                    19

Index to Exhibits                                                             20

                         SteriLogic Waste Systems, Inc.
                       NY Waste Systems and Waste Services
                              Financial Statements
                 From January 1, 2005 through December 31, 2005
                    and January 1, 2006 through June 30, 2006














                              Grainger & Co., P.C.
                          Certified Public Accountants

                            ========================
                              Grainger & Co., P.C.
                            ========================
                          Certified Public Accountants

                             67 E. Greywing Circle
                           The Woodlands, Texas 77382
                                 (936)321-4796


To the Directors and Shareholders
SteriLogic Waste Systems, Inc. - NY Waste Systems and Waste Services,


We have audited the accompanying Statements of Net Assets Available for Sale of SteriLogic Waste Systems, Inc. - NY Waste Systems and Waste Services, as of December 31, 2005 and June 30, 2006 and the related Statements of Revenues and Expenses and Cash Flows from January 1, 2005 through December 31, 2005 and from January 1, 2006 through June 30, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in The United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as an evaluation of the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

As described in the Notes to the Financial Statements, the accompanying financial statements were prepared to present the Net Assets Available for Sale of SteriLogic Waste Systems, Inc. - NY Waste Systems and Waste Services, as of December 31, 2005 and June 30, 2006 and the related Statements of Revenues and Expenses and Cash Flows from January 1, 2005 through December 31, 2005 and from January 1, 2006 through June 30, 2006, pursuant to the purchase agreement between SteriLogic Waste Systems, Inc. and MedSolutions, Inc.

In our opinion, the financial statements referred to above present fairly, in all material respects, the Net Assets Available for Sale of SteriLogic Waste Systems, Inc. - NY Waste Systems and Waste Services, as of December 31, 2005 and June 30, 2006 and its Revenues and Expenses and its Cash Flows from January 1, 2005 through December 31, 2005 and from January 1, 2006 through June 30, 2006 pursuant to the purchase agreement between SteriLogic Waste Systems, Inc. and MedSolutions, Inc. referred to in the Notes to the Financial Statements, in conformity with generally accepted accounting principles in the United States of America.



/s/ Grainger & Co., P.C.

Grainger & Co., P.C.
October 24, 2006

                         SteriLogic Waste Systems, Inc.
                       NY Waste Systems and Waste Services
                   Statement of Net Assets Available for Sale
                    As of December 31, 2005 and June 30, 2006



                                     Assets



                                                  December 31,       June 30,
                                                      2005             2006
                                                  ------------     ------------
 Current Assets
   Cash                                           $     22,406     $     25,716
   Accounts Receivable                                 165,083          122,813
   Inventory                                             5,841           24,250
   Other Current Assets                                      0           12,065
                                                  ------------     ------------
             Total Current Assets                      193,330          184,844

 Property, Plant & Equipment                           112,752          121,331

 Other Assets                                            2,486            6,208
                                                  ------------     ------------


             Total Assets                         $    308,568     $    312,383
                                                  ============     ============



                  Liabilities & Net Assets Available for Sale



 Current Liabilities
   Accounts Payable                               $    140,962     $    136,190
   Other Payables                                       36,677          108,378
   Line of Credit                                       31,106           28,723
   Vehicle Loans                                        53,600           48,266
   Loans from Shareholders                             488,206                0
                                                  ------------     ------------
             Total Current Liabilities                 750,551          321,557
                                                  ------------     ------------

             Total Liabilities                         750,551          321,557


 Net Assets (Deficit) Available for Sale              (441,983)          (9,174)
                                                  ------------     ------------

             Total Liablilites and Net Assets
               Available for Sale                 $    308,568     $    312,383
                                                  ============     ============


                         SteriLogic Waste Systems, Inc.
                       NY Waste Systems and Waste Services
                     Statement of Revenues and Expenses and
                   Statement of Net Assets Available for Sale
               From January 1, 2005 through December 31, 2005 and
                      January 1, 2006 through June 30, 2006


                  Statement of Revenues and Operating Expenses

                                                        December 31,                                   June 30,
                                                            2005                                         2006
                                          -----------------------------------------    -----------------------------------------
                                             Waste         Waste                          Waste         Waste
                                            Systems       Services         Total         Systems       Services         Total
                                          -----------    -----------    -----------    -----------    -----------    -----------
Sales                                     $   282,211    $   751,336    $ 1,033,547    $   190,422    $   391,534    $   581,956
Cost of Sales                                (198,408)      (413,047)      (611,455)      (133,258)      (244,892)      (378,150)
                                          -----------    -----------    -----------    -----------    -----------    -----------
      Gross Profit                             83,803        338,289        422,092         57,164        146,642        203,806


Operating Expenses
  Operations
     Payroll Expenses                             495        282,298        282,793          4,631        137,165        141,796
     Facilities                                12,000         59,678         71,678          6,000         29,893         35,893
     Interest Expense                               0         69,218         69,218              0         13,367         13,367
     Penalties                                      0              0              0              0         18,927         18,927
     Other                                     17,736        125,323        143,059          7,849         50,130         57,979
                                          -----------    -----------    -----------    -----------    -----------    -----------

     Total Operating Expenses                  30,231        536,517        566,748         18,480        249,482        267,962
                                          -----------    -----------    -----------    -----------    -----------    -----------

      Revenues in Excess of Expenses
       (Expenses in  Excess
       of Revenues) before
       Depreciation and Amortization           53,572       (198,228)      (144,656)        38,684       (102,840)       (64,156)

  Depreciation and Amortization                     0         74,000         74,000              0         24,218         24,218
                                          -----------    -----------    -----------    -----------    -----------    -----------

      Revenues in Excess of Expenses
       (Expenses in  Excess
       of Revenues) before
       Other Income                            53,572    $  (272,228)      (218,656)   $    38,684       (127,058)       (88,374)
                                          -----------    -----------    -----------    -----------    -----------    -----------

  Interest Income                                   0         10,883         10,883              0          6,460          6,460
                                          -----------    -----------    -----------    -----------    -----------    -----------

      Revenues in Excess of Expenses
       (Expenses in Excess of Revenues)   $    53,572    $  (261,345)   $  (207,773)   $    38,684    $  (120,598)   $   (81,914)
                                          ===========    ===========    ===========    ===========    ===========    ===========


                   Statement of Net Assets Available for Sale

Beginning Net Assets (Deficit) Available for Sale                       $  (234,223)                                 $  (441,983)
Adjustments to Shareholder Equity                                                13                                      514,723
Operating Expenses in Excess of Revenues                                   (207,773)                                     (81,914)
                                                                        -----------                                  -----------
Ending Net Assets (Deficit) Available for Sale                          $  (441,983)                                 $    (9,174)
                                                                        ===========                                  ===========


                         SteriLogic Waste Systems, Inc.
                       NY Waste Systems and Waste Services
                             Statement of Cash Flows
          From January 1, 2005 through December 31, 2005 and January 1,
                           2006 through June 30, 2006




                                                           December 31,      June 30,
                                                               2005            2006
                                                           ------------    ------------
Cash Flows from Operating Activities
  (Expenses in Excess of Revenues)                         $   (207,773)      $ (81,914)
  Adjustments to reconcile (Expenses
      in Excess of Revenues) to Net Cash Flows
      from Operating Activities:
    Depreciation and Amortization                                74,000          24,218
    Decrease in Accounts Receivable                              44,569          42,269
    Decrease (Increase) in Inventory                             67,116         (18,409)
    Increase in Other Assets                                          0         (15,786)
    Decrease in Accounts Payable                                (39,172)         (4,772)
    Increase in Other Payables                                   16,763          71,701
                                                           ------------    ------------
      Net Cash Flows from Operating Activities                  (44,497)         17,307

Cash Flows from Investing Activities
  (Additions)/Deletions to Property, Plant and Equipment         23,304         (32,796)
                                                           ------------    ------------
     Cash Flows from Investing Activities                        23,304         (32,796)

Cash Flows from Financing Activities
  Reduction of Line of Credit                                    (8,799)         (2,384)
  Reduction of Vehicle Loans                                    (34,183)         (5,334)
  Reduction of Other Loans                                      (18,418)              0
  Increase (Reduction) of Loans from Shareholder                363,435        (488,206)
  Cash transferred to Maine Operations                         (297,489)              0
  Adjustment to Shareholder Equity                                   13         514,723
                                                           ------------    ------------
     Cash Flows from Financing Activities                         4,559          18,799



        Net Increase (Decrease) in Cash                         (16,634)          3,310

        Cash at beginning of period                              39,040          22,406
                                                           ------------    ------------

        Cash at end of period                              $     22,406    $     25,716
                                                           ============    ============

                         SteriLogic Waste Systems, Inc.
                       NY Waste Systems and Waste Services
                        Notes to the Financial Statements
                       December 31, 2005 and June 30, 2006

Note 1 - Summary of significant accounting policies

Nature of business
------------------

The NY Waste Systems and Waste Services Division of SteriLogic Waste Systems, Inc. (the Company) is in the medical waste business. They have contracted with various hospitals, doctors and other businesses to pick up and dispose of medical waste on a regular basis in accordance with regulations. They have developed and sell a reusable disposal container that is used in their waste business and sold to other medical waste processors. The NY division is approximately 60% of the total business of SteriLogic Waste Systems, Inc. The Company was formed on January 24, 1997. The accompanying financial statements are produced to show the Net Assets Available for Sale, the Revenues and Expenses and Cash Flows from the NY Waste Systems and Waste Services division only. The Company has allocated overhead expenses between the divisions. The use of GAAP in the preparation of these statements may require the use of estimates from management.


Depreciation
------------

The Company generally uses the double declining balance method of depreciation for book and tax purposes with useful lives of three to seven years depending on asset class. Any differences between book and tax depreciation are not significant.


Federal and State Income Taxes
------------------------------

The Company is an S Corporation for federal income tax purposes. They file a return each year whereby income and losses are passed out to the shareholders respective interests. The Company is subject to state income or local income taxes, however, due the excess of expenses over revenues, there is no provision for these taxes and the calculation of any deferred tax benefits relating to this division cannot be determined at this time.


Accounts Receivable
-------------------

Their customers are usually well established businesses with a good credit history and generally do not present significant credit risks and the associated losses. The division has not established an allowance for certain receivables which may be uncollectible.

Inventory
---------

Inventory is shown at cost.

                         SteriLogic Waste Systems, Inc.
                       NY Waste Systems and Waste Services
                        Notes to the Financial Statements
                       December 31, 2005 and June 30, 2006


Page 2

Note 2 - Sale of Business

The shareholders of the Company entered into an agreement with MedSolutions, Inc., an unrelated corporation, to sell all of the common stock as of the close of business on August 16, 2006. The shareholders transferred all of the common stock of SteriLogic Waste Systems, Inc., and retained the other division relating to operations in Maine.


The details of the sale are as follows:


  Cash                                                               $   50,000
  Promissory Note (8% interest rate, interest payments only for 12 months at $1,667 each, then 24 equal installments, principal
       and interest, of $11,307 each)                                   250,000
  Stock (1,000,000 restricted common shares of
       MedSolutions, Inc. @  $.88 per share)*                           880,000
                                                                     ----------

           Total sales price                                         $1,180,000
                                                                     ==========


     *Total shares of stock is subject to adjustment based on actual retained customers.

All of the assets and liabilities on the balance sheet were assumed by MedSolutions, Inc.


Note 3 - Property, Plant and Equipment

Fixed assets consist of the following:

                                 Dec. 31, 2005    June 30, 2006


     Operating Equipment         $     590,987    $     623,784
     Vehicles                          113,233          113,233
     Office Equipment                    8,082            8,082
                                 -------------    -------------


              Total Assets       $     712,302    $     745,099
     Accumulated Depreciation         (599,550)        (623,768)
                                 -------------    -------------
              Net Fixed Assets   $     112,752    $     121,331
                                 =============    =============

                         SteriLogic Waste Systems, Inc.
                       NY Waste Systems and Waste Services
                        Notes to the Financial Statements
                       December 31, 2005 and June 30, 2006


Page 3

Note 4 - Debt

The  Company  has two lines of  credit.  One is with  Wachovia  bank  (maximum =
$50,000) with an outstanding balance of $28,723. This line was drawn to its maximum in 2004 and converted to an installment loan. Payments are $997 per month with approximately 36 months remaining. The other is with American Express Credit (maximum = $11,300) with an outstanding balance of $10,195. This balance is included in the other payables balance of $108,378. Interest rates vary and are generally 8% to 10%.

The other debt consists of two installment loans for vehicles. The terms are interest rates of 8% to 10% with monthly payments totaling $1,292 with expirations within 36 to 48 months.

All debt is shown as current due to the uncertainty regarding refinancing or early liquidation within 12 months.

Note 5 - Lease obligations

The NY Waste Systems and Waste Services division has several leases for equipment and real estate that were assumed by MedSolutions, Inc. in the purchase. They are all operating leases and are detailed as follows.

Description                          Type         Monthly Payment  Expiration
-----------                          ----         ---------------  ----------

Penske Leasing                       Vehicle      $   679          July, 2007

Syracuse Industrial Properties, LLC  Real Estate  $ 2,513          January, 2012


Note 6 - Net Assets Available for Sale

The Net Assets Available for Sale is a computation derived from subtracting liabilities from assets and does not reflect the actual equity purchased or the equity of the division.

Unaudited Pro Forma Condensed Consolidated Financial Information

Overview

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of SteriLogic at June 30, 2006. The acquisition was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards, (SFAS), No. 141 "Business
Combinations" by which the acquiring company records the acquired assets at their fair market values.

The unaudited condensed consolidated balance sheet presented herein reflects the combined accounts including the acquisition which occurred on August 21, 2006. Included in the unaudited condensed consolidated balance sheet includes the entries to record the purchase price of SteriLogic which consisted of (i) $50,000 cash, (ii) a convertible promissory note in the principal amount of $250,000 with simple interest at the annual rate of 8% accruing from the effective time and payable in 12 equal installments of interest only in the amount of $1,666.67 each due monthly beginning on the 30th day after the effective time, and 24 equal installments of principal and interest in the amount of $11,306.82 each due monthly thereafter, and (iii) an aggregate of 1,000,000 shares of MSI Common Stock issued to SteriLogic shareholders in exchange for all issued and outstanding shares of SteriLogic Common Stock. The Merger consideration may be adjusted downward depending upon the amount of sales or earnings realized by the Company from the customer contracts acquired through the acquisition of SteriLogic for the 12 months following the closing of the transaction. Any such adjustment to the Merger consideration will be deducted 25% from the principal amount of the $250,000 promissory note, and 75% from the Merger Shares, pro rata against each former holder of SteriLogic common stock that received Merger Shares in proportion to the percentage of the Merger Shares received by each such holder, at the rate of $1.50 per share; provided, the Company shall in no event deduct more than 400,000 Merger Shares with respect to the adjustment.

The unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the acquisition as if it occurred on June 30, 2006. The unaudited pro forma condensed consolidated statements of operations reflect the results of operations of the Company and SteriLogic for the twelve months ended December 31, 2005 and for the six months ended June 30, 2006 as if the acquisition occurred on January 1, 2005.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized if the acquisition occurred during the specified period. The pro forma adjustments are based on available financial information and certain estimates and assumptions set forth in the accompanying notes. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, historical consolidated financial statements and the related notes thereto of the Company included in its Form 10-KSB for the year ended December 31, 2005 and its Form 10-QSB for the three and six months ended June 30, 2006, each of which are on file with the Securities and Exchange Commission, and the audited financial statements of SteriLogic included in this filing.


                               MEDSOLUTIONS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  June 30, 2006

                                                                       Historical
                                                Historical          SteriLogic as             Pro Forma             Adjusted
                                            MedSolutions, Inc.     of June 30, 2006          Adjustments            Pro Forma
ASSETS                                          (unaudited)            (audited)             (unaudited)           (unaudited)
Current Assets:                             ------------------    ------------------     ------------------    ------------------
  Cash                                      $          111,634    $           25,716  1  $          (50,000)   $           87,350
  Accounts receivable - trade, net                   1,813,329               122,813  2             (10,000)            1,926,142
  Prepaid expenses and other current
    assets                                             153,271                12,065                   --                 165,336
  Supplies                                              20,302                24,250                   --                  44,552
                                            ------------------    ------------------     ------------------    ------------------
      Total Current Assets                           2,098,536               184,844                (60,000)            2,223,380

Property and equipment - at cost, net
  of accumulated depreciation                        3,418,564               121,331  3             (21,331)            3,518,564

Intangible assets - Customer list                    1,245,750                  --    4             552,000             1,797,750
Goodwill                                             2,428,021                  --    5             756,005             3,184,026
Permits                                                 96,575                  --                     --                  96,575
Other assets                                           110,235                 6,208                   --                 116,443
                                            ------------------    ------------------     ------------------    ------------------
      Total Assets                          $        9,397,681    $          312,383     $        1,226,674    $       10,936,738
                                            ==================    ==================     ==================    ==================


LIABILITIES AND STOCKHOLDERS'
EQUITY
Current Liabilities:
  Convertible debentures                                40,135                  --                     --                  40,135
  Current maturities of long-term
    obligations                                        268,249                76,989  6              87,500               432,288
  Accounts payable                                     989,478               136,190                   --               1,125,668
  Accrued liabilities                                  835,661               108,378                   --                 944,039
  Current maturities - Notes payable to
    Tate Investments, LLC                               31,624                  --                     --                  31,624
  Current maturities - Notes payable to
    Med-Con                                            162,247                  --                     --                 162,247
  Current maturities - notes payable to
    On Call                                            300,733                  --                     --                 300,733
  Current maturities - notes payable to
    Positive Impact                                    250,553                  --                     --                 250,553
  Current maturities - notes payable to
    stockholders                                       464,774                  --                     --                 464,774
  Current maturities - litigation
        settlements                                       --                    --                     --                    --
  Advances from stockholders                              --                    --                     --                    --
                                            ------------------    ------------------     ------------------    ------------------
      Total Current Liabilities                      3,343,454               321,557                 87,500             3,752,511

Long-term obligations, less current
  Maturities                                           938,363                  --                     --                 938,363
Notes payable - Tate Investments, LLC,
  less current maturities                            1,256,624                  --                     --               1,256,624
Notes payable - Med-Con, less current
  maturities                                           192,281                  --                     --                 192,281
Notes payable - On Call, less current
  maturities                                            55,421                  --                     --                  55,421
Notes payable - Positive Impact Waste
  Solutions, LLC, less current maturities              383,622                  --                     --                 383,622
Notes payable - stockholder, less
  current maturities                                   100,583                  --    7             250,000               350,583
                                            ------------------    ------------------     ------------------    ------------------
      Total Liabilities                              6,270,348               321,557                337,500             6,929,405

Stockholders' Equity:
  Preferred stock                                          283                  --                     --                     283
  Common stock                                          22,182                  --    8               1,000                23,182
  Additional paid-in capital                        25,376,281                  --    9             879,000            26,255,281
  Accumulated deficit                              (22,253,413)               (9,174) 10              9,174           (22,253,413)
  Treasury stock                                       (18,000)                 --                     --                 (18,000)
                                            ------------------    ------------------     ------------------    ------------------
      Total Stockholders' Equity                     3,127,333                (9,174)               889,174             4,007,333
                                            ------------------    ------------------     ------------------    ------------------
      Total Liabilities and Stockholders'
            Equity                          $        9,397,681    $          312,383     $        1,226,674    $       10,936,738
                                            ==================    ==================     ==================    ==================

See accompanying notes to condensed unaudited pro forma consolidated financial statements with explanations of pro forma adjustments.

The balance sheet presented above as of June 30, 2006, reflects the combined balance sheet of MedSolutions, Inc. and the acquired net assets available for sale of SteriLogic as if the acquisition was consummated on June 30, 2006. The acquisition was consummated on August 16, 2006.

Pro forma adjustments were made to the condensed consolidated balance sheet at June 30, 2006 as follows:

Note 1 - Recorded reduction in cash ($50,000) as part of acquisition price.

Note 2 - Recorded reduction in accounts receivable, net ($10,000) for allowance of possible bad debt on SteriLogic's books.

Note 3 - Assigned $100,000 to equipment purchased. Eliminated the net book value of property and equipment ($21,331).

Note 4 - Assigned $552,000 to customer list based on an independent appraisal.

Note 5 - Assigned $756,005 to goodwill based on an independent appraisal.

Note 6 - Recorded   $87,500  of  accrued   liabilities   related  to   estimated
acquisition costs.

Note 7 - Recorded non-current portion of $250,000 of notes payable issued to SteriLogic shareholders for part of acquisition price.

Note 8 - Recorded issuance of 1,000,000 shares of MSI common stock to SteriLogic shareholders for part of acquisition price.

Note 9 - Recorded  Additional  Paid in Capital portion from shares of MSI common
stock  issued  to  SteriLogic   shareholders  for  part  of  acquisition   price
($879,000).

Note 10 - Eliminated Net Deficit $9,174 on SteriLogic's books.


                               MEDSOLUTIONS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      Twelve Months Ended December 31, 2005

                                     ------

                                            Historical            Historical       Note        Pro Forma              Adjusted
                                        MedSolutions, Inc.        Consummated                 Adjustments            Pro Forma
                                                              Transactions (11)
                                             (Audited)             (Audited)                  (Unaudited)           (Unaudited)
Revenues                                         9,415,558    $        2,708,821    12    $             --      $       12,124,379
Cost of revenues                                 5,680,379             1,751,679    12                  --               7,432,058
                                        ------------------    ------------------          ------------------    ------------------
Gross profit                                     3,735,179               957,142                        --               4,692,321

Operating expenses:
  Selling, general and administrative
    expenses                                     2,449,460               991,438                        --               3,440,898
  Depreciation and amortization                    751,257               876,900    13              (399,636)            1,228,521
                                        ------------------    ------------------          ------------------    ------------------
  Total operating expenses                       3,200,717             1,868,338                    (399,636)            4,699,419
                                        ------------------    ------------------          ------------------    ------------------
Income (loss) from operations                      534,462              (911,196)                   (399,636)               22,902

Interest expense                                   374,260                69,218    14                74,860               518,338
ATE settlement                                    (650,468)                 --                          --                (650,468)
Other income                                          --                 (10,883)                       --                 (10,883)
                                        ------------------    ------------------          ------------------    ------------------
                                                  (276,208)               58,335                      74,860              (143,013)
                                        ------------------    ------------------          ------------------    ------------------
Net income (loss)                       $          810,670    $         (969,531)   12    $         (324,776)   $          165,915


Basic net income per common share       $             0.04                                                      $             0.01
                                        ==================                                                      ==================
Weighted average common shares
outstanding - basis                             19,482,720                                                              20,922,190
                                        ==================                                                      ==================

Diluted net income (loss) per common
share                                   $             0.04                                                      $             0.01
                                        ==================                                                      ==================

Weighted average common shares
outstanding - diluted                           20,316,988                                                              21,756,459
                                        ==================                                                      ==================












             See accompanying notes to condensed unaudited pro forma
                       consolidated financial statements.


Partial Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

Note 11 This column represents the historical 2005 operating results of the companies acquired prior to their date of acquisition by MedSolutions, Inc. See notes to pro forma condensed consolidated statements of operations for certain operating data by acquisition.

Note 12 The components of revenues, operating expenses, and net income reflected as historical operating results during 2005 of the companies acquired from January 1, 2005, through the respective dates of acquisition are as follows: Year Ended December 31, 2005

------------------------------------ ---------- ------------ ------------ ------------
                                        Date                  Operating
                                      Acquired     Revenue     Expenses    Net Income
------------------------------------ ---------- ------------ ------------ ------------
On Call Medical Waste, LLC             8/29/05   $  400,464   $  342,984   $  57,480
------------------------------------ ---------- ------------ ------------ ------------
Positive Impact Waste Solutions, LLC  11/30/05
                                                  1,274,810    2,094,048    (819,238)
------------------------------------ ---------- ------------ ------------ ------------
SteriLogic Waste Systems, Inc.         8/16/06    1,033,547   $1,241,320    (207,773)
------------------------------------ ---------- ------------ ------------ ------------
                                                 ----------   ----------   ---------
------------------------------------ ---------- ------------ ------------ ------------
                                                 $2,708,821   $3,678,352   $(969,531)
------------------------------------ ---------- ------------ ------------ ------------
                                                 ==========   ==========   =========
------------------------------------ ---------- ------------ ------------ ------------


Pro forma adjustments were made to the statement of operations for the twelve months ended December 31, 2005 to reflect interest expense on acquisition debt and depreciation and amortization expense resulting from equipment and customer list purchased from SteriLogic.

Note 13 Reduction in depreciation and amortization expense arising from the purchase price allocations. Customer list is assigned a 5-year life and is amortized on a straight line basis.

Note 14   Pro forma interest expense.


                               MEDSOLUTIONS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                         Six Months Ended June 30, 2006

                                     ------

                                         Historical     Historical        Pro Forma        Adjusted
                                        MedSolutions   Consummated       Adjustments       Proforma
                                                       Transactions
Revenues                                $  6,241,459   $    581,956      $       --      $  6,823,415
Cost of revenues                           3,508,820        378,150              --         3,886,970
                                        ------------   ------------      ------------    ------------
Gross profit                               2,732,639        203,806              --         2,936,445

Operating expenses:
  Selling, general and administrative
    expenses                               1,641,237        254,595              --         1,895,832
  Depreciation and amortization              629,121         24,218  15        40,984         694,323
                                        ------------   ------------      ------------    ------------
  Total operating expenses                 2,270,358        278,813           (40,984)      2,590,155

Income (loss) from operations                462,281        (75,007)          (40,984)        346,290

Interest expense                             233,286         13,367  16        10,000         256,653
Other income                                    --           (6,460)             --            (6,460)
                                        ------------   ------------      ------------    ------------
                                             233,286          6,907            10,000         250,193
                                        ------------   ------------      ------------    ------------
Net income                              $    228,995   $    (81,914)     $    (50,984)   $     96,097
                                        ============   ============      ============    ============

Basic net income per common share       $       0.01                                     $       0.00
                                        ============                                     ============

Weighted average common shares
outstanding - basic                       22,034,125                                       23,034,125
                                        ============                                     ============

Diluted net income (loss) per common
share                                   $       0.01                                     $       0.00
                                        ============                                     ============

Weighted average common shares
outstanding - diluted                     24,464,265                                       25,464,265
                                        ============                                     ============




             See accompanying notes to condensed unaudited pro forma
                       consolidated financial statements.

Pro forma adjustments were made to the statement of operations for the six months ended June 30, 2006 to reflect interest expense on acquisition debt and depreciation and amortization expense resulting from equipment and customer list purchased from SteriLogic.

Note 15 Reduction in depreciation and amortization expense arising from the purchase price allocations. Customer list is assigned a 5-year life and is amortized on a straight line basis.

Note 16  Pro forma interest expense.

MedSolutions purchased the following assets in the following table in exchange for the amount paid.

     Description                                                   Amount
     -----------                                                   ------

     Purchase price:
     ---------------

     Cash paid                                                   $   50,000
     Promissory note                                                250,000
     MSI Common Stock issued, 1,000,000 shares                      880,000
                                                                 ----------
     Total purchase price                                        $1,180,000
                                                                 ==========

     Assets acquired and liabilities assumed:
     ----------------------------------------

     Cash, Accounts Receivable, Inventory, and other assets      $  181,052
     Equipment at Fair Value                                        100,000
     Liabilities assumed                                           (409,057)
     Allocation to customer list, to be amortized over 5 years      552,000
     Allocation to goodwill                                         756,005
                                                                 ----------
     Total assets acquired                                       $1,180,000
                                                                 ==========

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDSOLUTIONS, INC.

Date: November 6, 2006                     By: /s/ Matthew H. Fleeger
                                               ----------------------
                                           Matthew H. Fleeger
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

2.1 Merger Agreement and Plan of Reorganization dated as of August 16, 2006 by and between MedSolutions, Inc., SteriLogic Acquisition Subsidiary, Inc. and SteriLogic Waste Systems, Inc. (filed as Exhibit 10.50 to the Company's Quarterly Report on Form 10-QSB on August 21, 2006, and incorporated hereby in reference).